Exhibit 99.1

GRUBHUB REPORTS fourth QUARTER AND FULL YEAR 2020 RESULTS

Grubhub generates 48% revenue growth in the fourth quarter

CHICAGO, February 3, 2021 – Grubhub Inc. (NYSE: GRUB), a leading online and mobile food-ordering and delivery marketplace, today announced financial results for the fourth quarter and full year ended December 31, 2020 and also posted a letter to shareholders on its investor relations website. For the fourth quarter, the Company reported revenues of $504 million, which is a 48% year-over-year increase from $341 million in the same period last year. Gross Food Sales grew 52% year-over-year to $2.4 billion, up from $1.6 billion in the fourth quarter of 2019.

"We remain steadfast in our support of our restaurant partners as the ongoing pandemic continues to weigh on their businesses and their local communities. From increased marketing spend and reduced commissions, to winterization grants and free digital ordering tools, we continue to be fully committed to assisting our restaurant partners," said Matt Maloney, Grubhub founder and CEO. "Looking ahead, we’ve been working closely with the Just Eat Takeaway.com team on integration planning and continue to expect the transaction to close in the first half of 2021."

Fourth Quarter and Full Year 2020 Highlights

The following results reflect the financial performance and key operating metrics of our business for the three and twelve months ended December 31, 2020, as compared to the same period in 2019.

Fourth Quarter Financial Highlights

•	Revenues: $503.7 million, a 48% year-over-year increase from $341.3 million in the fourth quarter of 2019.
•	Net (Loss): $(67.8) million, or $(0.73) per diluted share, a decrease from $(27.7) million, or $(0.30) per diluted share, in the fourth quarter of 2019.
•	Non-GAAP Adjusted EBITDA: $31.2 million, a 17% year-over-year increase from $26.7 million in the fourth quarter of 2019.
•	Non-GAAP Net (Loss): $(37.9) million, or $(0.41) per diluted share, a decrease from $(4.2) million, or $(0.05) per diluted share, in the fourth quarter of 2019.

Fourth Quarter Key Business Metrics Highlights1

•	Active Diners: 31.4 million, a 39% year-over-year increase from 22.6 million Active Diners in the fourth quarter of 2019.
•	Daily Average Grubs (DAGs): 658,100 a 31% year-over-year increase from 502,600 DAGs in the fourth quarter of 2019.
•	Gross Food Sales: $2.4 billion, a 52% year-over-year increase from $1.6 billion in the fourth quarter of 2019.

[1]	Key Business Metrics are defined on pages 28 - 29 of our Annual Report on Form 10-K filed on February 28, 2020.

Full Year Financial Highlights

•	Revenues: $1.8 billion, a 39% year-over-year increase from $1.3 billion in 2019.
•	Net (Loss): $(155.9) million, or $(1.69) per diluted share, a decrease from $(18.6) million, or $(0.20) per diluted share, in 2019.
•	Non-GAAP Adjusted EBITDA: $109.3 million, a 41% year-over-year decrease from $186.2 million in 2019.
•	Non-GAAP Net Income (Loss): $(38.7) million, or $(0.42) per diluted share, a decrease from $73.2 million, or $0.79 per diluted share, in 2019.

Full Year Key Business Metrics Highlights2

•	Active Diners: 31.4 million, a 39% year-over-year increase from 22.6 million Active Diners in 2019.
•	Daily Average Grubs (DAGs): 622,700, a 26% year-over-year increase from 492,300 DAGs in 2019.
•	Gross Food Sales: $8.7 billion, a 47% year-over-year increase from $5.9 billion in 2019.

"2020 was a transformative year for our marketplace. Strong new diner and restaurant additions across all of our markets coupled with increased order frequency from existing diners culminated in record gross food sales during the fourth quarter," said Adam DeWitt, Grubhub President and CFO. “Absent the ongoing support spend we are providing to our restaurant partners, drivers, and diners, the business could easily support long-term economics of more than $1.50 of Adjusted EBITDA per order.”

Guidance

Given Grubhub’s pending acquisition by Just Eat Takeaway.com, it is no longer issuing forward-looking guidance.

About Grubhub

Grubhub (NYSE: GRUB) is a leading online and mobile food-ordering and delivery marketplace with the largest and most comprehensive network of restaurant partners, as well as over 31 million active diners. Dedicated to connecting diners with the food they love from their favorite local restaurants, Grubhub elevates food ordering through innovative restaurant technology, easy-to-use platforms and an improved delivery experience. Grubhub features over 300,000 restaurants and is proud to partner with over 265,000 of these restaurants in over 4,000 U.S. cities. The Grubhub portfolio of brands includes Grubhub, Seamless, LevelUp, AllMenus and MenuPages.

Use of Forward-Looking Statements

This communication contains “forward-looking statements” regarding Grubhub, Just Eat Takeaway.com or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Grubhub, are made in reliance on the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Grubhub or Just Eat Takeaway.com to terminate the merger agreement; the ability to obtain approval by Grubhub stockholders on the expected schedule or at all; difficulties and delays in integrating Grubhub’s and Just Eat Takeaway.com’s businesses; risks that the proposed merger disrupts Grubhub’s or Just Eat Takeaway.com’s current plans and operations; failing to fully realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; the ability of Grubhub or Just Eat Takeaway.com to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the value of the Just Eat Takeaway.com ordinary shares to be issued in connection with the proposed merger; uncertainty as to the long-term value of the common stock of the combined company following the proposed merger; the continued availability of capital and financing following the proposed merger; the outcome of any legal proceedings that may be instituted against Grubhub, Just Eat Takeaway.com or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Grubhub’s and Just Eat Takeaway.com’s control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Grubhub’s and Just Eat Takeaway.com’s businesses, operations and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Grubhub and Just Eat Takeaway.com’s future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Grubhub and Just Eat Takeaway.com’s business and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Grubhub’s and Just Eat Takeaway.com’s current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Grubhub’s and Just Eat Takeaway.com’s management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Grubhub’s filings with the Securities and Exchange Commission (the “SEC”), including Grubhub’s Annual Report on Form 10-K filed with the SEC on February 28, 2020, Grubhub’s Quarterly Reports on Form 10-Q and any further disclosures Grubhub makes in Current Reports on Form 8-K. Grubhub’s SEC filings are available electronically on Grubhub’s investor website at investors.grubhub.com or the SEC’s website at www.sec.gov. For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please refer to Just Eat Takeaway.com’s non-exhaustive list of key risks and cautionary statements included in Just Eat Takeaway.com’s Annual Report, which is available electronically on Just Eat Takeaway.com’s investor website at www.justeattakeaway.com. Except as required by law, Grubhub and Just Eat Takeaway.com assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Grubhub, Just Eat

[2]	Key Business Metrics are defined on pages 28 - 29 of our Annual Report on Form 10-K filed on February 28, 2020.

Takeaway.com or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Just Eat Takeaway.com will file with the SEC a registration statement on Form F-4 to register the shares to be issued in connection with the proposed merger. The registration statement will include a preliminary proxy statement of Grubhub/prospectus of Just Eat Takeaway.com which, when finalized, will be sent to the stockholders of Grubhub seeking their approval of the respective merger-related proposals. Also in connection with the proposed merger, Just Eat Takeaway.com will file with the Netherlands Authority for the Financial Markets (“AFM”) and/or the UK Financial Conduct Authority (“FCA”) a prospectus for the listing and admission to trading on Euronext Amsterdam and/or the admission to listing on the FCA’s Official List and to trading on the London Stock Exchange’s Main Market for listed securities of the shares to be issued in connection with the proposed merger (the “Prospectus”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM F-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM F-4, THE PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, THE AFM AND/OR THE FCA IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRUBHUB, JUST EAT TAKEAWAY.COM AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Grubhub or Just Eat Takeaway.com free of charge through the website maintained by the SEC at www.sec.gov, from Grubhub at its website, investors.grubhub.com, or from Just Eat Takeaway.com at its website www.justeattakeaway.com. The Prospectus, as well as any supplement thereto, will be made available on the website of Just Eat Takeaway.com at its website www.justeattakeaway.com.

Participants in the Solicitation

Grubhub, Just Eat Takeaway.com and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information about Grubhub’s directors and executive officers is available in Grubhub’s proxy statement dated April 9, 2020 for its 2020 Annual Meeting of Stockholders. To the extent holdings of Grubhub securities by directors or executive officers of Grubhub have changed since the amounts contained in the definitive proxy statement for Grubhub’s 2020 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

These documents are available free of charge from the sources indicated above, and from Grubhub by going to its investor relations page on its corporate website at investors.grubhub.com. Information about Just Eat Takeaway.com’s directors and executive officers and a description of their interests are set forth in Just Eat Takeaway.com’s 2019 Annual Report, which may be obtained free of charge from Just Eat Takeaway.com’s website, www.justeattakeaway.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Grubhub or Just Eat Takeaway.com using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended and applicable United Kingdom, Dutch and other European regulations.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share attributable to common stockholders are financial measures that are not calculated in accordance with accounting principles generally accepted in the United States, or GAAP.

We define Adjusted EBITDA as net income (loss) adjusted to exclude merger, acquisition, restructuring and certain legal costs, income taxes, net interest expense, depreciation and amortization and stock-based compensation expense. Non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share attributable to common stockholders exclude merger, acquisition, restructuring and certain legal costs, amortization of acquired intangible assets, stock-based compensation expense and other nonrecurring items as well as the income tax effects of these non-GAAP adjustments. We use these non-GAAP financial measures as key performance measures because we believe they facilitate operating performance comparisons from period to period by excluding potential differences primarily caused by variations in capital structures, tax positions, the impact of acquisitions, restructuring and certain legal costs, the impact of depreciation and amortization expense on our fixed assets and the impact of stock-based compensation expense. Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share attributable to common stockholders are not measurements of our financial performance under GAAP and should not be considered as an alternative to performance measures derived in accordance with GAAP.

See “Non-GAAP Financial Measures Reconciliation” below for a reconciliation of net income (loss) to Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share attributable to common stockholders.

Contacts:
Adam Patnaude Investor Relations ir@grubhub.com	Katie Norris Media Relations press@grubhub.com

GRUBHUB INC.

STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenues	$503,739	$341,270	$1,819,982	$1,312,151
Costs and expenses:
Operations and support	319,242	190,328	1,169,126	675,471
Sales and marketing	119,940	86,100	402,503	310,299
Technology (exclusive of amortization)	30,652	29,164	122,949	115,297
General and administrative	33,883	28,018	132,553	101,918
Depreciation and amortization	37,345	32,488	141,821	115,449
Total costs and expenses	541,062	366,098	1,968,952	1,318,434
Loss from operations	(37,323)	(24,828)	(148,970)	(6,283)
Interest expense, net	7,813	6,189	27,988	20,493
Loss before provision for income taxes	(45,136)	(31,017)	(176,958)	(26,776)
Income tax (benefit) expense	22,649	(3,299)	(21,097)	(8,210)
Net loss attributable to common stockholders	$(67,785)	$(27,718)	$(155,861)	$(18,566)
Net loss per share attributable to common stockholders
Basic	$(0.73)	$(0.30)	$(1.69)	$(0.20)
Diluted	$(0.73)	$(0.30)	$(1.69)	$(0.20)
Weighted-average shares used to compute net loss per share attributable to common stockholders:
Basic	92,909	91,509	92,328	91,247
Diluted	92,909	91,509	92,328	91,247

KEY BUSINESS METRICS

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Active Diners (000s)	31,417	22,621	31,417	22,621
Daily Average Grubs	658,100	502,600	622,700	492,300
Gross Food Sales (millions)	$2,361	$1,552	$8,669	$5,914

GRUBHUB INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2020	December 31, 2019
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$360,232	$375,909
Short-term investments	53,126	49,275
Accounts receivable, less allowances for doubtful accounts	111,802	119,658
Income tax receivable	22,472	3,960
Prepaid expenses and other current assets	24,765	17,515
Total current assets	572,397	566,317
PROPERTY AND EQUIPMENT:
Property and equipment, net of depreciation and amortization	216,146	172,744
OTHER ASSETS:
Other assets	49,201	26,836
Deferred tax assets, non-current	142	—
Operating lease right-of-use asset	88,227	100,632
Goodwill	1,007,968	1,007,968
Acquired intangible assets, net of amortization	454,838	500,481
Total other assets	1,600,376	1,635,917
TOTAL ASSETS	$2,388,919	$2,374,978
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Restaurant food liability	$141,802	$131,753
Accounts payable	19,859	26,748
Accrued payroll	27,346	19,982
Current operating lease liability	17,897	9,376
Other accruals	149,278	61,504
Total current liabilities	356,182	249,363
LONG-TERM LIABILITIES:
Deferred taxes, non-current	17,777	27,163
Noncurrent operating lease liability	103,416	111,056
Long-term debt	494,103	493,009
Other accruals	644	817
Total long-term liabilities	615,940	632,045
STOCKHOLDERS’ EQUITY:
Common stock, $0.0001 par value	9	9
Accumulated other comprehensive loss	(1,275)	(1,628)
Additional paid-in capital	1,243,135	1,164,400
Retained earnings	174,928	330,789
Total Stockholders’ Equity	$1,416,797	$1,493,570
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,388,919	$2,374,978

GRUBHUB INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(155,861)	$(18,566)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation	42,446	30,237
Amortization of intangible assets and developed software	99,375	85,212
Stock-based compensation	84,485	72,879
Deferred taxes	(9,528)	(7,726)
Other	8,529	8,531
Changes in assets and liabilities
Accounts receivable	6,924	(11,591)
Income taxes receivable	(18,512)	5,989
Prepaid expenses and other assets	(22,569)	(13,854)
Restaurant food liability	10,106	4,380
Accounts payable	(2,014)	1,978
Accrued payroll	7,362	1,804
Other accruals	84,251	23,349
Net cash provided by operating activities	134,994	182,622
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investments	(112,313)	(85,989)
Proceeds from maturity of investments	108,779	51,366
Capitalized website and development costs	(57,179)	(48,524)
Purchases of property and equipment	(62,999)	(55,167)
Acquisition of other intangible assets	(510)	(9,980)
Acquisitions of businesses, net of cash acquired	—	127
Other cash flows from investing activities	(525)	(250)
Net cash used in investing activities	(124,747)	(148,417)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of long-term debt	175,000	500,000
Repayments of borrowings under the credit facility	(175,000)	(342,313)
Taxes paid related to net settlement of stock-based compensation awards	(34,621)	(23,753)
Proceeds from exercise of stock options	9,588	4,469
Payments for debt issuance costs	(89)	(9,136)
Other cash flows from financing activities	(2,149)	—
Net cash provided by (used in) financing activities	(27,271)	129,267
Net change in cash, cash equivalents, and restricted cash	(17,024)	163,472
Effect of exchange rates on cash, cash equivalents and restricted cash	326	320
Cash, cash equivalents, and restricted cash at beginning of year	379,595	215,802
Cash, cash equivalents, and restricted cash at end of the period	$362,897	$379,594
SUPPLEMENTAL DISCLOSURE OF NON-CASH ITEMS
Cash paid for income taxes	$216	$1,163

GRUBHUB INC.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(in thousands, except per share and per order data)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net loss	$(67,785)	$(27,718)	$(155,861)	$(18,566)
Income taxes	22,649	(3,299)	(21,097)	(8,210)
Interest expense, net	7,813	6,189	27,988	20,493
Depreciation and amortization	37,345	32,488	141,821	115,449
EBITDA	22	7,660	(7,149)	109,166
Merger, acquisition, restructuring and certain legal costs	8,765	966	31,975	4,105
Stock-based compensation	22,425	18,073	84,485	72,879
Adjusted EBITDA	$31,212	$26,699	$109,311	$186,150

Net loss per order	$(1.12)	$(0.60)	$(0.68)	$(0.10)
Adjusted EBITDA per order	$0.52	$0.58	$0.48	$1.04

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net loss	$(67,785)	$(27,718)	$(155,861)	$(18,566)
Stock-based compensation	22,425	18,073	84,485	72,879
Amortization of acquired intangible assets	10,203	13,367	45,643	50,712
Merger, acquisition, restructuring and certain legal costs	8,765	966	31,975	4,105
Income tax adjustments	(11,466)	(8,916)	(44,903)	(35,883)
Non-GAAP income (loss)	$(37,858)	$(4,228)	$(38,661)	$73,247
Weighted-average diluted shares used to compute Non-GAAP income (loss) per share attributable to common stockholders	92,909	91,509	92,328	92,759
Non-GAAP income (loss) per diluted share attributable to common stockholders	$(0.41)	$(0.05)	$(0.42)	$0.79